Exhibit 10.3

EXECUTION VERSION

WAIVER AGREEMENT

     This WAIVER AGREEMENT (this “Waiver”) is made and entered into as of August 30, 2004 by and among TeleCommunication Systems, Inc., a Maryland corporation (the “Company”), and each of the investors listed on the signature pages hereto (the “Investors”).

RECITALS

     WHEREAS, the Company and the Investors are parties to that certain Securities Purchase Agreement dated as of December 18, 2003 (the “2003 Purchase Agreement”) pursuant to which the Investors have been granted certain rights of participation with respect to issuances of the Company’s capital stock;

     WHEREAS, the Company and each of the Investors are parties to certain Warrants to Purchase Common Stock of the Company each dated January 13, 2004 (each, a “Warrant Agreement”, and collectively, the “Warrant Agreements”) pursuant to which each of the Investors has been granted certain anti-dilution rights upon certain issuances of the Company’s capital stock;

     WHEREAS, the Company and certain of the Investors are or will be parties to that certain Securities Purchase Agreement dated on or about August 30, 2004 (the “2004 Purchase Agreement”) pursuant to which the Company will issue and sell (the “Offering”) up to 3,000,000 shares of its Class A common stock, par value $0.01 per share (the “Common Stock”);

     WHEREAS, pursuant to the 2004 Purchase Agreement, the Company and Riverview Group LLC have agreed, among other things, to amend certain terms of the subordinated convertible debenture issued to it on January 13, 2004 (the “Debenture”) and that Riverview Group LLC will convert such Debenture, in its entirety, into Common Stock on or before December 31, 2004 in exchange for $1 million and the issuance and sale to it of 200,000 shares of Common Stock by the Company (the “Conversion and Amendment”, and together with the Offering, the “Transactions”); and

     WHEREAS, the Company desires that the Investors waive, and the Investors desire to so waive, certain rights under the 2003 Purchase Agreement and the Warrant Agreements.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

WAIVERS

     1.1 2003 Purchase Agreement. Each of the Investors hereby agrees (a) to waive its rights under Sections 4(h) (Additional Debentures; Variable Securities; Additional Registration Statement) and 4(k) (Right of Participation) of the 2003 Purchase Agreement with respect to the

EXECUTION VERSION

Transactions, and (b) that, as of the date hereof, such Sections 4(h) and 4(k) of the 2003 Purchase Agreement are void and of no further force or effect.

     1.2 Warrants. Each of the Investors hereby agrees to waive its rights under Section 2(a) (Adjustment of Exercise Price and Number of Warrant Shares — Adjustment upon Issuance of Common Stock) of its Warrant Agreement both (a) with respect to the Transactions and (b) with respect to any event which would trigger the Investors’ rights thereunder through December 31, 2004.

     1.3 No Other Waivers. Other than as provided in Section 1.1 and 1.2 hereof, this Waiver shall not constitute a consent or waiver to or modification of any provision, term or condition of the 2003 Purchase Agreement or any Warrant Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the 2003 Purchase Agreement and each of the Warrant Agreements shall otherwise remain in full force and effect in accordance with their terms.

ARTICLE II

ADDITIONAL AGREEMENTS

     2.1 Counterparts.

          This Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.2 Construction.

          The parties have participated jointly in the negotiation and drafting of this Waiver. In the event an ambiguity or question of intent or interpretation arises, this Waiver shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Waiver.

     2.3 Governing Law.

          This Waiver shall be governed by and construed under and the rights of the parties determined in accordance with the laws of the State of New York (without reference to the choice of law provisions of such state) except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Waiver, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

EXECUTION VERSION

     IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

COMPANY: TELECOMMUNICATION SYSTEMS, INC.			INVESTORS: RIVERVIEW GROUP LLC

By:	/s/ Thomas M. Brandt		By:	/s/ David Nolan
	Name:	Thomas M. Brandt, Jr.		Name:	David Nolan
	Title:	Senior Vice President and		Title:	Vice Chairman
Chief Financial Officer

033 GROWTH PARTNERS I, L.P.

			By:	/s/ Lawrence C. Longo
				Name:	Lawrence C. Longo
				Title:	Chief Operating Officer for 033 Asset Management, LLC, its Investment Manager

033 GROWTH PARTNERS II, L.P.

			By:	/s/ Lawrence C. Longo
				Name:	Lawrence C. Longo
				Title:	Chief Operating Officer for 033 Asset Management, LLC, its Investment Manager

033 GROWTH INTERNATIONAL FUND, LTD.

			By:	/s/ Lawrence C. Longo
				Name:	Lawrence C. Longo
				Title:	Chief Operating Officer for 033 Asset Management, LLC, its Investment Manager

OYSTER POND PARTNERS, L.P.

			By:	/s/ Lawrence C. Longo
				Name:	Lawrence C. Longo
				Title:	Chief Operating Officer for 033 Asset Management, LLC, its Investment Manager

3